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                                                                    EXHIBIT 23.3

                       CONSENT OF SPECIAL PATENT COUNSEL


     We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-3 and related Prospectus of Pharmacyclics, Inc. for the registration of 632,500 shares of its Common Stock.


                                      By: /s/ BRINKS HOFER GILSON & LIONE
                                         --------------------------------
                                              BRINKS HOFER GILSON & LIONE

Chicago, Illinois
September 23, 1999